SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2003

                             PROVIDENT BANCORP, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


  United States of America            0-25233                  06-1537499
  ------------------------            -------                  ----------
(State or Other Jurisdiction)   (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)


400 Rella Boulevard, Montebello, New York                      10901
-----------------------------------------                      -----
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     ---------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits
        -------------------------------------------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.

Item 12. Results of Operations and Financial Condition
         ----------------------------------------------

     On October 23, 2003, the Company issued a press release regarding its earnings for the fiscal year ended September 30, 2003. The press release is included as Exhibit 99 to this report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 PROVIDENT BANCORP, INC.



DATE: October 27, 2003                      By:  /s/  Paul A. Maisch
                                                 -------------------------------
                                                 Paul A. Maisch
                                                 Senior Vice President and
                                                 Chief Financial Officer
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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

    Exhibit No.                                 Description
    -----------                                 -----------

       99                      Press Release of Provident Bancorp, Inc.



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                                   EXHIBIT 99

                    PRESS RELEASE OF PROVIDENT BANCORP, INC.

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